SPDR® Series Trust

Supplement dated June 19, 2015

to the

Prospectus dated October 31, 2014, as supplemented

SPDR® Barclays International High Yield Bond ETF

The following supplements the Prospectus for the Fund listed above:

Recent geopolitical events in the European Union (“EU”), specifically in Greece, may disrupt securities markets and adversely affect global economies and markets. This may lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Those events as well as other changes in Eurozone economic and political conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries.

There is uncertainty as to which scenario may unfold but discussions have centered around possible default, implementation of capital controls and a potential exit from the Eurozone. Each of these scenarios has potential implications to the markets and a Fund’s investments.

Greece’s ability to repay its sovereign debt is in question, and the possibility of default is not unlikely, which could limit its ability to borrow in the future. Greece has been required to impose austerity measures on its population in order to receive financial aid from the International Monetary Fund and EU member countries. The recent success of political parties in Greece opposed to austerity measures may increase the possibility that Greece will not implement these austerity measures and consequently fail to receive further financial aid from these institutions. The persistence of these factors may seriously reduce the economic performance of Greece and pose risks for the country’s economy. Any implementation of capital controls could further exacerbate current economic issues in Greece.

A default or debt restructuring by any European country, including Greece, would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in other countries). These events may have an adverse effect on the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

There is the possibility that Greece may exit the European Monetary Union, which would result in immediate devaluation of the Greek currency and potential for default. If this were to occur, Greece would face significant risks related to the process of full currency redenomination as well as the resulting instability of Europe in general, which would have a severe adverse effect on the value of securities held by a Fund.

If Greece opts to leave the Eurozone, the economic consequences could be severe for Greece and harmful to its trading partners and banks and others around the world that hold Greek debt. The outcome of the current situation cannot be predicted at this time. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Any partial or complete dissolution of the European Monetary Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund’s investments.

These developments may lead to changes in a Fund’s underlying benchmark index. A Fund’s index provider may remove securities from the underlying index or implement caps on the securities of certain issuers that have been impacted by these developments. In such an event, it is expected that, to the extent possible, a Fund will rebalance its portfolio to bring it in line with the underlying index, as a result of any such changes, which may result in transaction costs and increased tracking error. However, capital controls may restrict any Fund’s ability to sell Greek securities and reinvest the proceeds.

Please refer to the Fund’s Prospectus and Statement of Additional Information for additional information regarding the risks of investing in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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